[VANGUARD ASSET ALLOCATION FUND]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Asset Allocation Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

      As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

      I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

      As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

      In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.


/s/ JOHN C. BOGLE

VANGUARD ASSET ALLOCATION FUND SEEKS TO MAXIMIZE LONG-TERM TOTAL RETURN, WHILE EXHIBITING LESS RISK THAN A PORTFOLIO CONSISTING ENTIRELY OF EQUITIES. THE FUND ALLOCATES ASSETS AMONG COMMON STOCKS, BONDS, AND MONEY MARKET
INSTRUMENTS IN PROPORTIONS THAT REFLECT THE ANTICIPATED RETURNS AND RISKS OF EACH ASSET CLASS, BUT MAY HAVE UP TO 100% OF ITS ASSETS IN ANY ONE CLASS AT ANY TIME.

                              CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

During our fiscal year ended September 30, 1995, Vanguard Asset Allocation Fund, with a total return of +28.6%, enjoyed the best year in its seven-year history. Stocks and bonds alike rose steadily and sharply, a pattern quite the opposite of fiscal 1994, when virtually any combination of these two asset classes provided a negative return. It was a welcome reversal of fortune.

         As you know, the Fund may hold three classes of financial assets in its allocation strategy: common stocks (as represented by the unmanaged Standard & Poor's 500 Composite Stock Price Index), long-term U.S. Treasury bonds, and cash reserves. An equal-weighted portfolio of each class would have resulted in a total return (capital change plus income) of +19.5% during the year. Hence, our tactical asset allocations added substantial value to our return. Here are the summary results:


--------------------------------------------------------
                                       TOTAL RETURN
                                     -------------------
                                     FISCAL YEAR ENDED
                                     SEPTEMBER 30, 1995
--------------------------------------------------------
VANGUARD ASSET ALLOCATION FUND            +28.6%
--------------------------------------------------------
STANDARD & POOR'S 500 STOCK INDEX         +29.7%
LONG-TERM U.S. TREASURY BONDS             +23.0
90-DAY U.S. TREASURY BILLS                + 5.7
--------------------------------------------------------


The Fund's total return is based on net asset values of $13.78 per share on September 30, 1994, and $17.03 on September 30, 1995, with the latter figure adjusted to take into account the reinvestment of our two semi-annual dividends totaling $.57 per share from net investment income.

THE FINANCIAL MARKETS IN FISCAL 1995

Both stocks and bonds enjoyed a remarkable bull market during the past twelve months. In fact, the past fiscal year provided one of the best combined returns of any year in the modern history of the financial markets going all the way back to 1926. (The combined return assumes a mix of one-third each in stocks, bonds, and bills.) The strong recovery from a lackluster 1994 delighted the bulls even as it astonished the bears.

     During the first three months of the fiscal period, both markets went essentially nowhere. Then, as January began, they sprang to life. During the ensuing seven months, stocks and bonds alike moved upward, week after week, virtually without interruption. Following a brief respite during the summer, both markets reaccelerated in September to close the fiscal year on a positive note. On balance, it was a year to savor, even as it should remind us that participation in fluctuating securities markets inevitably entails not only reward, but risk as well.

     There were, as always, many opinions as to the source of the surprising strength in the financial markets. In my view, it resulted from a combination of: (1) record-breaking corporate profits; (2) the sharp decline in long-term interest rates; (3) the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board; (4) a slight softening in U.S. economic growth, resulting in continued optimism about the outlook for inflation; and (5) a hint of speculative fever in the marketplace.

     Among the most dominant of these factors was the sharp drop in interest rates and the commensurate increase in the prices of long-term bonds. On balance for the fiscal year, the yield on the long-term U.S. Treasury bond tumbled from 7.8% to 6.6%, a precipitous drop of 120 basis points, equivalent to a +16% price increase excluding the generous interest coupon. Short-term rates, however, continued to rise, with the Treasury bill yield beginning the fiscal year at 4.7% and closing at 5.4%.

     This dichotomy, of course, reflects the way things are supposed to work (although they often do not). When the Federal Reserve Bank raises short-term rates, it is generally read as a signal of the Bank's willingness to fight inflation. This determination, in turn, often increases confidence that the outlook for the real return (yield minus the rate of inflation) on long-term bonds will be viewed with increased optimism by investors, which would ultimately reduce long-term rates.

    Since the three classes of financial assets compete with one another for investors' assets, lower

[FIGURE 2]

yields on long-term bonds tend to engender lower yields on stocks. At fiscal year-end, the average yield on the stocks in the Standard & Poor's 500 Index had tumbled to 2.3%, the lowest in modern market history. Whether the level of investor optimism--or perhaps even greed--suggested by this low yield will be justified by future dividend growth or even lower yields (however unlikely) remains to be seen.

     To place fiscal 1995 in the perspective of recent history, the chart above shows the returns on stocks, long-term bonds, and bills over our past five fiscal years. For the full period, the results surely justify the "greater-the-risk, greater-the-reward" theory, with annual rates of return as follows: stocks +17.2%, bonds +12.7%, and bills +4.6% -all far above historical norms. Given that the chart encompasses a five-year rally in the financial markets, it would be imprudent to assume that the future returns of stocks and bonds will match these extraordinary past returns.

THE FUND IN FISCAL 1995

It would be difficult to imagine a better year for Vanguard Asset Allocation Fund than fiscal 1995. Our basic strategy of employing the long-term U.S. Treasury bond as a proxy for the bond market was a major plus, as long Treasuries--almost always the most volatile of the bond offerings--led the parade of high bond returns (just as they lagged when rates rose so sharply last year). By the same token, our use of the Standard & Poor's 500 Stock Index was also a major plus, as large blue-chip stocks- the backbone of the Index--led the equity market parade, with smaller and riskier stocks trailing behind. And, once again, the decision of our adviser, Mellon Capital Management Corporation, not to hold cash reserves during 1995 eliminated the drag on our return that would otherwise have existed.

     Seemingly modest changes in our allocations to stocks and bonds also provided an advantage to Vanguard Asset Allocation Fund. We began the year with a 50% stock/50% bond allocation, increased the stock portion to 60% on March 17 and then to 80% on June 1, before reducing it to 70% in July and 60% in August, as falling dividend yields were accompanied by rising interest rates. However, heightened expectations for dividend growth increased Mellon's projection of stock returns relative to bond returns, and on September 22, the stock/bond ratio of the Fund was changed to 70%/30%.

     These changes in our allocation enhanced the returns of our basic strategy by about two percentage points. More to the point, however, was the superiority of each of our asset allocation classes relative to the average mutual fund within each class. The average general equity fund provided a return of +25.5% versus the return of +29.2% on our equity portfolio; the average fixed-income fund provided a return of +11.0% versus the return of +22.5% on our bond portfolio. The net result: holding a constant 50/50 ratio in the Fund would have resulted in a gain of +25.9%; maintaining the same ratio in the average equity and fixed-income mutual funds would have resulted in a gain of +18.3%. In short, we have both our adviser's strategic choice of asset classes and tactical shifts in allocation to thank for a remarkably productive year.

     Our results for the past twelve months also stand out relative to those of the average asset allocation fund, which provided a total return of

[FIGURE 3]

       Average Annual Total Returns--Periods Ended September 30, 1995
------------------------------------------------------------------------------
                                          1 Year    5 Years   Since Inception*
------------------------------------------------------------------------------
VANGUARD ASSET ALLOCATION FUND            +28.57%   +15.72%       +13.89%
AVERAGE ASSET ALLOCATION FUND             +19.38    +12.99        +10.72
STANDARD & POOR'S 500 INDEX               +29.71    +17.19        +14.76

*Inception, November 3, 1988.

Note: Past performance is not predictive of future performance.


+19.4%. Vanguard Asset Allocation Fund's return of +28.6%, on the other hand, was nearly 50% higher. That said, I should note that the asset allocation fund category covers "a multitude of sins." The "multitude" is the sheer number of such funds: there are now 139 of them, compared to but 30 when we began operations in November 1988. The "sins," if you will, are the remarkable variety of strategies followed by these funds.

     Some asset allocation funds use leverage (borrowed money), some sell short, and some invest in commodities such as gold. Last year, they had an equity exposure lower than our Fund (about 50% of net assets compared to our 60%), as well as a far lower commitment to the large blue-chip stocks (about 50% of equities compared to our 100%). Given this variability, the funds in the asset allocation group provided a wide range of returns, with the top performer rising +35% and the bottom performer actually declining -2%. Considering our fine results in fiscal 1995--which led to a rank of eighth among 139 asset allocation funds--suffice it to say that our "plain vanilla" strategy will remain intact.

A LONGER-TERM PERSPECTIVE

On the other hand, perhaps I should have said, "irrespective of our 1995 results, our strategy will remain intact." For, in the uncertain world of investing, our relative results in another year may not be a reprise of the excellence we achieved in 1995. It is the long-term record that is the best measure of how well we serve you. And, over our relatively brief seven-year history, we measure up snappily to that standard. The chart above, summarized in the table that follows on page 4, presents the record.

     I would note that our future returns may be better or worse than the past absolute returns reflected in the chart and the table. Indeed, with equity returns during the period illustrated being well above their long-term norm of +10.5% and with long-term Treasury bonds currently yielding 6.6%, there are good reasons to assume that our future absolute returns will be lower than those earned since the Fund's inception.

     That said, we see no reason that our relative returns in the years ahead cannot remain strong.

                                                                   (continued)

-----------------------------------------------------------------
                                           TOTAL RETURN*
                                      ---------------------------
                                       NOVEMBER 3, 1988, TO
                                        SEPTEMBER 30, 1995
                                      ---------------------------
                                                   FINAL VALUE
                                                  OF AN INITIAL
                                       ANNUAL      INVESTMENT
                                        RATE       OF $10,000
-----------------------------------------------------------------
ASSET ALLOCATION FUND                  +13.9%        $24,547
-----------------------------------------------------------------
AVG. ASSET ALLOCATION FUND             +10.7%        $20,204
-----------------------------------------------------------------
STANDARD & POOR'S 500 INDEX            +14.8%        $25,885
LONG-TERM U.S. TREASURY BONDS          +11.3          20,892
90-DAY U.S. TREASURY BILLS             + 5.5          14,502
-----------------------------------------------------------------

* Assuming reinvestment of all dividends and distributions, and excluding sales charges, if any, on the other mutual funds.

Our strategy has proved itself thus far, and our excess return over our peers based on an initial investment of $10,000, was some $4,300--fully 43% of the initial investment in just seven years! To say the least, this is hardly a trivial advantage.

     In addition to our excellent competitive record relative to our peers, we have provided about 94% of the annual rate of return of the all-stock Standard & Poor's 500 Index, even as our equity risk exposure has been far lower. (Our stock allocation averaged about 60% of assets.) And we have done so by adhering to strategies that have been in place since our founding, and have been our adviser's hallmark for two decades:

1. Relying on computer-modeled forecasts, rather than intuition, to estimate future returns in the financial markets.

2. Making relatively infrequent changes in our stock/bond ratio and making them gradually rather than precipitously (i.e., we do not engage in active "market-timing").

3. Counting on our asset allocation process to generate value-added rather than attempting to pick the winners in each class (i.e., using the Standard & Poor's Index rather than picking individual stocks; using long Treasuries rather than guessing about the "best" maturities and credit quality).

These principles have gotten us to where we are today, and we expect that they will remain intact in the future.

IN SUMMARY

It seems to me that Vanguard Asset Allocation Fund represents the ultimate "core portfolio." For investors who desire to make marginal changes in their exposure to the three principal asset classes, it may serve as the centerpiece of a balanced portfolio. For investors with modest assets, seeking an actively managed balance among stocks, bonds, and reserves, it may serve as the entire investment program. In short, the Fund seems to meet the needs of many different types of investors, as evidenced by our growth from $14 million of assets at the end of 1988 to $1.6 billion today.

   Let me be clear, however, that no equity fund nor bond fund nor asset allocation fund can eliminate the risks of participation in the financial markets today. Indeed, as I noted earlier, given the high returns of bonds and stocks that we have had the good fortune to enjoy during our seven-year history, the risks of investing have doubtless increased since the Fund began operations. That said, perhaps the biggest risk of investing is to follow an erratic and ever-changing course. In my Annual Report a year ago, I urged you, rather, to "stay the course." It proved wise counsel then; I reiterate it today.


Sincerely,

/s/ JOHN C. BOGLE
---------------------
John C. Bogle
Chairman of the Board


October 4, 1995


Note: Mutual fund data from Lipper Analytical Services, Inc.

                        TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in VANGUARD ASSET ALLOCATION FUND since inception through September 30, 1995. During the period illustrated, stock and bond prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.

-----------------------------------------------------------------------------------------------------------------------
PERIOD                                        PER SHARE DATA                        TOTAL INVESTMENT RETURN*
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Asset Allocation Fund       S&P 500
                                                              Value with Income  ----------------------------   -------
September 30     Net Asset      Capital Gains      Income   Dividends & Capital  Capital    Income     Total      Total
Fiscal Year          Value      Distributions   Dividends      Gains Reinvested   Return    Return    Return     Return
-----------------------------------------------------------------------------------------------------------------------
INITIAL (11/88)     $10.00                --           --                $10.00       --        --        --        --
-----------------------------------------------------------------------------------------------------------------------
1989                 12.11                --        $0.25                 12.39     21.1%     +2.8%    +23.9%    +29.0%
-----------------------------------------------------------------------------------------------------------------------
1990                 10.93             $0.15         0.51                 11.83    - 8.6      +4.0     - 4.6     - 9.2
-----------------------------------------------------------------------------------------------------------------------
1991                 13.06              0.13         0.62                 15.06    +20.9      +6.4     +27.3     +31.1
-----------------------------------------------------------------------------------------------------------------------
1992                 13.79              0.19         0.59                 16.89    + 7.2      +5.0     +12.2     +11.0
-----------------------------------------------------------------------------------------------------------------------
1993                 15.08              0.17         0.59                 19.49    +10.7      +4.7     +15.4     +13.0
-----------------------------------------------------------------------------------------------------------------------
1994                 13.78              0.53         0.48                 19.09    - 5.2      +3.1     - 2.1     + 3.7
-----------------------------------------------------------------------------------------------------------------------
1995                 17.03                --         0.57                 24.55    +23.6      +5.0     +28.6     +29.7
-----------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                              +145.5%   +158.8%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                            +13.9%    +14.8%
-----------------------------------------------------------------------------------------------------------------------

* Adjusted to include reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.


AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                                              SINCE INCEPTION
                                                                        ---------------------------
                                         INCEPTION                        TOTAL    CAPITAL   INCOME
                                           DATE      1 YEAR    5 YEARS   RETURN    RETURN    RETURN
                                         ---------  --------  --------- --------  --------  -------
VANGUARD ASSET ALLOCATION FUND            11/3/88    +28.57%   +15.72%   +13.89%   +9.39%    +4.50%


ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                      REPORT FROM THE INVESTMENT ADVISER

The fiscal year ended September 30, 1995, saw both the stock and the bond market exhibit strong positive performance. The Standard & Poor's 500 Stock Index returned +29.7% and the Lehman Long-Term U.S. Treasury Index returned +23.0% for the twelve-month period. By comparison, the Vanguard Asset Allocation Fund earned a total return (price change plus income) of +28.6% for the fiscal year ended September 30, 1995. Furthermore, it should be noted that the Fund's rate of return was obtained at a lower level of risk than that of the stock market.

     The stock market hit record levels throughout the fiscal year, as the Standard & Poor's 500 Index turned in ten consecutive months of positive performance beginning in December 1994. Evidently, strong corporate earnings, coupled with a moderate slowing of the economy, spurred the stock market. The bond market also rallied through the first six months of the calendar year, as long rates fell in response to subdued inflation. As the markets expected, the Federal Reserve's September 1995 meeting came and went with no policy change. Indeed, as the fiscal year drew to a close, inflation remained subdued and the economy seemed to be returning to a modest growth rate.

     Vanguard Asset Allocation Fund began the fiscal year with an asset mix of 50% stocks and 50% bonds. Over the course of the first three quarters, bond yields fell significantly (by nearly one and one-half percentage points) as the bond market rallied. On the other hand, the expected return for equities fell only slightly in spite of the rising market, as equity analysts raised their earnings forecasts for the stocks comprising the S&P 500 Index. Therefore, on a relative basis, the asset allocation model increasingly identified equities as the more attractive asset class.

     In response to this valuation shift, the Fund raised its equity allocation from its starting asset mix of 50% stocks and 50% bonds to a mix of 80%/20% by early June, thus participating in much of the robust equity market rally. During the fourth fiscal quarter, bond yields fluctuated within a wide range, as yields rose substantially in July and August and then fell back in September. Therefore, as bond yields rose, the asset allocation model began to identify bonds as the more attractive asset class. Then, as bond yields fell, the model began to favor equities again. As a result, the Fund made several asset allocation moves over the course of the quarter. In both July and August, the Fund shifted toward bonds as it moved from an 80%/20% stock/bond allocation to 70/30, and then to 60/40. In September, as the spread between expected returns on stocks and bonds increased, the model began to recommend a shift back to 70/30. Accordingly, the asset mix of the Fund was shifted to 70% stocks and 30% bonds in late September.

Sincerely,

William L. Fouse, CFA
Chairman

Mellon Capital Management Corporation

October 4, 1995

Note: The Mellon Capital Management asset allocation model is forward looking, and it takes as inputs the expected returns for stocks, bonds, and cash, the risks of each asset class, and the correlations among the asset class returns. Given the trade-off between risk and return, the model selects that mix of stocks, bonds, and cash that best integrates total fund risk and return with the risk aversion of the average investor. As the model's inputs change over time, and as stock and bond prices fluctuate, so will the model's recommended optimal solution. It is to this allocation that the Fund's assets are periodically rebalanced.

                           STATEMENT OF NET ASSETS


                                                  FINANCIAL STATEMENTS
                                                    September 30, 1995

                                                                Market
                                                                 Value
                                            Shares              (000)+
----------------------------------------------------------------------
COMMON STOCKS (36.2%)(1)
----------------------------------------------------------------------
*AMR Corp.                                   9,900         $       714
 AT&T Corp.                                212,284              13,958
 Abbott Laboratories, Inc.                 109,300               4,659
 Advanced Micro Devices, Inc.               13,900                 405
 Aetna Life & Casualty Co.                  14,700               1,079
 H.F. Ahmanson & Co.                        15,300                 388
 Air Products & Chemicals, Inc.             14,800                 771
*Airtouch Communications                    65,600               2,009
 Alberto-Culver Co. Class B                  3,700                 113
 Albertson's, Inc.                          33,100               1,130
 Alcan Aluminium Ltd.                       29,350                 950
 Alco Standard Corp.                         7,000                 593
 Alexander & Alexander Services, Inc.        5,600                 136
 Allergan, Inc.                              8,200                 274
 AlliedSignal Inc.                          37,600               1,659
 Allstate Corp.                             59,777               2,115
 ALLTEL Corp.                               24,700                 738
 Aluminum Co. of America                    23,800               1,258
*ALZA Corp.                                 10,700                 246
*Amdahl Corp.                               15,000                 144
 Amerada Hess Corp.                         12,200                 593
 American Brands, Inc.                      26,700               1,128
 American Electric Power Co., Inc.          24,100                 877
 American Express Co.                       68,545               3,042
 American General Corp.                     27,500               1,028
 American Greetings Corp. Class A            9,700                 296
 American Home Products Corp.               41,400               3,514
 American International Group, Inc.         63,405               5,389
 American Stores Co.                        20,000                 568
 Ameritech Corp.                            74,300               3,873
*Amgen, Inc.                                35,000               1,746
 Amoco Corp.                                66,100               4,239
 AMP, Inc.                                  29,444               1,134
*Andrew Corp.                                4,900                 299
 Anheuser-Busch Co., Inc.                   35,507               2,215
 Apple Computer, Inc.                       16,300                 607
*Applied Materials, Inc.                    11,100               1,135
 Archer-Daniels-Midland Co.                 71,976               1,107
*Armco, Inc.                                13,500                  88
 Armstrong World Industries Inc.             4,900                 272
 ASARCO, Inc.                                5,500                 173
 Ashland Inc.                                7,800                 260
 Atlantic Richfield Co.                     21,400               2,298
 Autodesk, Inc.                              6,100                 267
 Automatic Data Processing, Inc.            19,300               1,315
 Avery Dennison Corp.                        7,500                 315
 Avon Products, Inc.                         9,400                 674
 Baker Hughes, Inc.                         18,400                 375
 Ball Corp.                                  3,800                 113
*Bally Entertainment Corp.                   7,900                  86
 Baltimore Gas & Electric Co.               19,250                 498
 Banc One Corp.                             54,884               2,003
 Bank of Boston Corp.                       14,951                 712
 The Bank of New York Co., Inc.             24,900               1,158
 BankAmerica Corp.                          50,251               3,009
 Bankers Trust New York Corp.               10,500                 738
 C.R. Bard, Inc.                             6,700                 204
 Barnett Banks, Inc.                        12,700                 719
 Barrick Gold Corp.                         46,600               1,206
 Bassett Furniture Industries, Inc.          1,925                  48
 Bausch & Lomb, Inc.                         7,800                 323
 Baxter International, Inc.                 37,800               1,555
 Becton, Dickinson & Co.                     9,500                 597
 Bell Atlantic Corp.                        58,100               3,566
 BellSouth Corp.                            66,200               4,841
 Bemis Co., Inc.                             6,700                 185
 Beneficial Corp.                            6,800                 355
*Bethlehem Steel Corp.                      14,300                 202
*Beverly Enterprises Inc.                   10,300                 142
*Biomet, Inc.                               15,000                 259
 Black & Decker Corp.                       11,000                 375
 H & R Block, Inc.                          14,000                 532
 Boatmen's Bancshares, Inc.                 16,900                 625
 The Boeing Co.                             45,425               3,100
 Boise Cascade Corp.                         6,300                 254
*Boston Scientific Corp.                    19,800                 844
 Briggs & Stratton Corp.                     3,700                 149
 Bristol-Myers Squibb Co.                   67,940               4,951
 Brown-Forman Corp. Class B                  9,000                 350
 Brown Group, Inc.                           2,400                  44
 Browning-Ferris Industries, Inc.           28,600                 869
 Brunswick Corp.                            12,500                 253
 Burlington Northern Santa Fe Corp.         19,733               1,430
 Burlington Resources, Inc.                 17,000                 659
 CBS, Inc.                                   7,930                 633
 CIGNA Corp.                                 9,400                 979
 CPC International, Inc.                    19,900               1,313
 CSX Corp.                                  13,900               1,169
*CUC International, Inc.                    22,600                 788
*Cabletron Systems, Inc.                     9,500                 626
 Campbell Soup Co.                          33,400               1,678
 Capital Cities/ABC, Inc.                   20,600               2,423
 Carolina Power & Light Co.                 21,100                 709
 Caterpillar, Inc.                          27,300               1,553
 Centex Corp.                                4,300                 125
 Central & South West Corp.                 24,700                 630
*Ceridian Corp.                              5,800                 257
 Champion International Corp.               12,200                 657
 Charming Shoppes, Inc.                     13,400                  60
 The Chase Manhattan Corp.                  25,881               1,582
 Chemical Banking Corp.                     34,293               2,088
 Chevron Corp.                              86,800               4,221
 Chrysler Corp.                             49,340               2,615

                                                                Market
                                                                 Value
                                            Shares              (000)+
----------------------------------------------------------------------
 The Chubb Corp.                            11,800         $    1,133
 Cincinnati Milacron, Inc.                   4,400                139
 CINergy Corp.                              20,918                583
 Circuit City Stores, Inc.                  12,600                398
*Cisco Systems, Inc.                        36,100              2,491
 Citicorp                                   53,404              3,778
 The Clorox Co.                              7,000                500
 Coastal Corp.                              13,750                462
 The Coca-Cola Co.                         172,600             11,909
 Colgate-Palmolive Co.                      19,700              1,313
*Columbia Gas Systems, Inc.                  6,600                255
 Columbia/HCA Healthcare Corp.              59,497              2,893
 Comcast Corp. Class A Special              31,200                624
 Community Psychiatric Centers               5,600                 66
*COMPAQ Computer Corp.                      35,100              1,698
 Computer Associates
   International, Inc.                      31,800              1,344
*Computer Sciences Corp.                     7,300                470
 ConAgra, Inc.                              32,500              1,288
 Conrail, Inc.                              10,300                708
 Consolidated Edison Co.
  of New York, Inc.                         30,700                933
 Consolidated Freightways, Inc.              4,500                111
 Consolidated Natural Gas Co.               12,200                493
 Cooper Cameron Corp.                           24                  1
 Cooper Industries, Inc.                    11,357                400
 Cooper Tire & Rubber Co.                   10,900                264
 Adolph Coors Co. Class B                    5,000                 89
 CoreStates Financial Corp.                 18,709                685
 Corning, Inc.                              30,300                867
 Crane Co.                                   3,950                136
*Cray Research, Inc.                         3,400                 75
*Crown Cork & Seal Co., Inc.                11,600                450
 Cummins Engine Co., Inc.                    5,400                208
 Cyprus Amax Minerals Co.                   12,111                341
*DSC Communications Corp.                   14,500                859
 Dana Corp.                                 12,800                370
 Darden Restaurants Inc.                    21,100                243
*Data General Corp.                          6,000                 62
 Dayton-Hudson Corp.                         9,303                706
 Dean Witter Discover & Co.                 22,420              1,261
 Deere & Co.                                11,500                936
 Delta Air Lines, Inc.                       6,600                457
 Deluxe Corp.                               10,700                354
 Detroit Edison Co.                         19,300                622
 The Dial Corp.                             12,000                297
*Digital Equipment Corp.                    19,700                899
 Dillard Department Stores Class A          14,800                472
 The Walt Disney Co.                        69,900              4,011
 Dominion Resources, Inc.                   22,950                863
 R.R. Donnelley & Sons Co.                  20,300                792
 Dover Corp.                                15,000                574
 Dow Chemical Co.                           36,750              2,738
 Dow Jones & Co., Inc.                      13,100                483
 Dresser Industries, Inc.                   24,100                575
 E.I. du Pont de Nemours & Co.              74,100              5,094
 Duke Power Co.                             26,800              1,162
 The Dun & Bradstreet Corp.                 22,600              1,308
 EG & G, Inc.                                7,300                142
 Eastern Enterprises                         2,700                 87
 Eastman Chemical                           10,750                688
 Eastman Kodak Co.                          45,200              2,678
 Eaton Corp.                                10,500                557
 Echlin, Inc.                                7,700                275
 Echo Bay Mines Ltd.                        14,700                160
 Ecolab, Inc.                                8,200                227
 Emerson Electric Co.                       31,400              2,245
 Engelhard Corp.                            19,050                483
 Enron Corp.                                33,800              1,132
 ENSERCH Corp.                               8,700                144
 Entergy Corp.                              29,900                781
 Exxon Corp.                               166,700             12,044
*FMC Corp.                                   4,700                357
 FPL Group, Inc.                            25,100              1,026
*Federal Express Corp.                       7,300                606
 Federal Home Loan Mortgage Corp.           24,000              1,659
 Federal National Mortgage Assn.            36,400              3,767
 Federal Paper Board Co., Inc.               5,500                211
 First Chicago Corp.                        12,246                840
 First Data Corp.                           16,100                998
 First Fidelity Bancorp.                    11,067                747
 First Interstate Bancorp.                  11,000              1,108
 First Mississippi Corp.                     2,600                104
 First Union Corp.                          23,812              1,214
 Fleet Financial Group, Inc.                18,727                707
 Fleetwood Enterprises, Inc.                 6,100                121
 Fleming Cos., Inc.                          4,900                118
 Fluor Corp.                                10,700                599
 Ford Motor Co.                            144,800              4,507
 Foster Wheeler Corp.                        4,700                166
 Freeport-McMoRan
  Copper & Gold Inc. Class B                27,800                712
*Fruit of the Loom, Inc.                    10,100                208
 GTE Corp.                                 130,200              5,110
 Gannett Co., Inc.                          19,500              1,065
 The Gap, Inc.                              19,200                691
 General Dynamics Corp.                      8,200                450
 General Electric Co.                      228,600             14,573
 General Mills, Inc.                        21,100              1,176
 General Motors Corp.                      100,600              4,716
 General Public Utilities Corp.             15,400                479
 General Re Corp.                           11,000              1,661
 General Signal Corp.                        6,200                181
 Genuine Parts Co.                          16,300                654
 Georgia-Pacific Corp.                      12,100              1,059
 Giant Food, Inc. Class A                    7,800                245

                                                                Market
                                                                 Value
                                            Shares              (000)+
----------------------------------------------------------------------
 Giddings & Lewis, Inc.                      4,500            $    78
 Gillette Co.                               59,000              2,810
 Golden West Financial Corp.                 8,200                414
 The BF Goodrich Co.                         3,400                224
 The Goodyear Tire & Rubber Co.             19,800                780
 W.R. Grace & Co.                           12,200                814
 W.W. Grainger, Inc.                         6,600                398
 Great Atlantic & Pacific Tea Co., Inc.      5,000                140
 Great Lakes Chemical Corp.                  9,500                642
 Great Western Financial Corp.              17,547                417
 Guidant Corp.                               8,279                242
 Halliburton Co.                            14,900                622
 Handleman Co.                               4,350                 39
 Harcourt General, Inc.                      9,563                400
 John H. Harland Co.                         4,000                 89
 Harnischfeger Industries Inc.               5,700                190
*Harrah's Entertainment, Inc.               13,300                389
 Harris Corp.                                5,200                285
 Hasbro, Inc.                               11,500                358
 H.J. Heinz Co.                             33,400              1,528
 Helmerich & Payne, Inc.                     3,200                 90
 Hercules, Inc.                             16,200                940
 Hershey Foods Corp.                        11,700                753
 Hewlett-Packard Co.                        68,500              5,711
 Hilton Hotels Corp.                         6,300                402
 Home Depot, Inc.                           64,100              2,556
 Homestake Mining Co.                       18,000                306
 Honeywell, Inc.                            17,100                733
 Household International, Inc.              12,800                794
 Houston Industries, Inc.                   17,100                755
 ITT Corp.                                  15,600              1,934
 Illinois Tool Works, Inc.                  14,800                871
 Inco Ltd.                                  15,498                531
 Ingersoll-Rand Co.                         13,800                518
 Inland Steel Industries, Inc.               5,700                130
 Intel Corp.                               112,200              6,746
*Intergraph Corp.                            5,900                 71
 International Business
  Machines Corp.                            76,700              7,239
 International Flavors &
  Fragrances, Inc.                          14,500                700
 International Paper Co.                    34,200              1,436
 Interpublic Group of Cos., Inc.             9,800                390
 James River Corp.                          10,700                342
 Jefferson-Pilot Corp.                       6,500                418
 Johnson & Johnson                          86,600              6,419
 Johnson Controls, Inc.                      5,300                335
 Jostens Inc.                                6,000                141
 Kmart Corp.                                59,600                864
 Kaufman & Broad Home Corp.                  4,200                 53
 Kellogg Co.                                30,000              2,171
 Kerr-McGee Corp.                            6,800                377
 KeyCorp                                    32,200              1,103
 Kimberly-Clark Corp.                       21,600              1,450
*King World Productions, Inc.                4,900                179
 Knight-Ridder, Inc.                         7,100                416
*The Kroger Co.                             15,800                539
 Laidlaw Inc. Class B                       36,800                322
 Eli Lilly & Co.                            35,501              3,191
 The Limited, Inc.                          46,800                889
 Lincoln National Corp.                     12,400                584
 Liz Claiborne, Inc.                        10,400                263
 Lockheed Martin Corp.                      28,741              1,929
 Loews Corp.                                 7,800              1,135
 Longs Drug Stores, Inc.                     2,800                116
 Loral Corp.                                10,900                621
 Louisiana Land & Exploration Co.            4,300                153
 Louisiana-Pacific Corp.                    15,100                364
 Lowes Cos., Inc.                           21,200                636
 Luby's Cafeterias, Inc.                     3,400                 73
 MBNA Corp.                                 19,400                808
 MCI Communications Corp.                   90,500              2,353
 Mallinckrodt Group, Inc.                   10,100                400
 Manor Care Inc.                             8,200                279
 Marriott International                     16,300                609
 Marsh & McLennan Cos., Inc.                 9,900                870
 Masco Corp.                                21,400                589
 Mattel, Inc.                               29,290                860
 May Department Stores Co.                  33,100              1,448
 Maytag Corp.                               14,000                245
 McDermott International, Inc.               7,000                138
 McDonald's Corp.                           93,900              3,592
 McDonnell Douglas Corp.                    16,000              1,324
 The McGraw-Hill Cos.                        6,400                523
 The Mead Corp.                              7,900                463
 Medtronic, Inc.                            31,200              1,677
 Melville Corp.                             13,900                480
 Mercantile Stores Co., Inc.                 4,800                216
 Merck & Co., Inc.                         168,700              9,447
 Meredith Corp.                              3,600                143
 Merrill Lynch & Co., Inc.                  26,100              1,631
 Micron Technology Inc.                     27,600              2,194
*Microsoft Corp.                            77,600              7,023
 Millipore Corp.                             6,600                248
 Minnesota Mining &
  Manufacturing Co.                         56,400              3,187
 Mobil Corp.                                53,200              5,300
 Monsanto Co.                               15,900              1,602
 Moore Corp. Ltd.                           13,000                262
 J.P. Morgan & Co., Inc.                    25,442              1,969
 Morgan Stanley Group, Inc.                 10,300                990
 Morrison-Knudsen Co., Inc.                  4,100                 32
 Morton International, Inc.                 19,300                598
 Motorola, Inc.                             79,100              6,041

                                                                Market
                                                                 Value
                                            Shares              (000)+
----------------------------------------------------------------------
 NACCO Industries, Inc. Class A              1,200            $    71
 NBD Bancorp                                21,000                803
 Nalco Chemical Co.                          9,100                311
 National City Corp.                        19,853                613
 National Semiconductor Corp.               16,100                445
 National Service Industries, Inc.           6,600                193
 NationsBank, Inc.                          38,209              2,570
*Navistar International Corp.                9,780                117
 New York Times Co. Class A                 14,000                383
 Newell Co.                                 20,700                512
 Newmont Mining Corp.                       11,246                478
 Niagara Mohawk Power Corp.                 18,700                245
 NICOR, Inc.                                 7,000                191
 Nike, Inc. Class B                          9,700              1,078
 NorAm Energy Corp.                         15,900                125
 Nordstrom, Inc.                            10,800                451
 Norfolk Southern Corp.                     18,400              1,375
 Northern States Power Co.                   8,700                395
 Northern Telecom Ltd.                      33,600              1,197
 Northrop Grumman Corp.                      6,400                390
 Norwest Corp.                              43,500              1,425
*Novell, Inc.                               48,500                885
 Nucor Corp.                                11,400                510
 NYNEX Corp.                                57,200              2,731
 Occidental Petroleum Corp.                 42,700                939
 Ogden Corp.                                 5,600                132
 Ohio Edison Co.                            19,900                453
 ONEOK, Inc.                                 3,400                 79
*Oracle Corp.                               57,200              2,188
*Oryx Energy Co.                            12,400                161
 Outboard Marine Corp.                       2,600                 56
*Owens-Corning Fiberglas Corp.               6,400                286
 PECO Energy Corp.                          29,000                830
 PNC Bank Corp.                             30,900                861
 PPG Industries, Inc.                       28,000              1,302
 Paccar, Inc.                                5,070                237
 Pacific Enterprises                        10,700                269
 Pacific Gas & Electric Co.                 57,400              1,715
 Pacific Telesis Group                      56,500              1,737
 PacifiCorp                                 36,700                697
 Pall Corp.                                 14,966                348
 Panhandle Eastern Corp.                    19,745                538
 Parker Hannifin Corp.                       9,550                363
 J.C. Penney Co., Inc.                      31,500              1,563
 Pennzoil Co.                                6,000                263
 Peoples Energy Corp.                        4,600                127
 Pep Boys (Manny, Moe & Jack)                8,000                217
 PepsiCo, Inc.                             105,700              5,391
 Perkin-Elmer Corp.                          5,800                207
 Pfizer, Inc.                               84,800              4,526
 Phelps Dodge Corp.                          9,300                582
 Philip Morris Cos., Inc.                  115,100              9,611
 Phillips Petroleum Co.                     34,800              1,131
 Pioneer Hi Bred International              11,800                543
 Pitney Bowes, Inc.                         20,800                874
 Pittston Services Group                     5,400                146
 Placer Dome Group, Inc.                    31,200                819
 Polaroid Corp.                              6,162                245
 Potlatch Corp.                              3,900                159
 Praxair, Inc.                              17,700                473
 Premark International, Inc.                 8,400                427
*Price/Costco Inc.                          29,556                506
 Procter & Gamble Co.                       92,222              7,101
 Providian Corp.                            13,000                540
 Public Service Enterprise Group Inc.       31,900                949
 Pulte Corp.                                 3,600                102
 The Quaker Oats Co.                        17,400                576
 Ralston-Purina Group                       13,100                758
 Raychem Corp.                               5,500                248
 Raytheon Co.                               18,400              1,564
 Reebok International Ltd.                  10,800                371
 Republic New York Corp.                     6,900                404
 Reynolds Metals Co.                         8,100                468
 Rite Aid Corp.                             11,200                314
 Roadway Services, Inc.                      5,100                254
 Rockwell International Corp.               29,400              1,389
 Rohm & Haas Co.                             8,900                537
*Rowan Cos., Inc.                           10,900                 82
 Royal Dutch Petroleum Co. ADR              71,900              8,826
 Rubbermaid, Inc.                           21,300                588
 Russell Corp.                               5,300                135
*Ryan's Family Steak Houses, Inc.            9,300                 72
 Ryder System, Inc.                         10,100                256
 SBC Communications Inc.                    81,600              4,488
 SCEcorp                                    58,500              1,038
 SAFECO Corp.                                8,200                537
 Safety-Kleen Corp.                          7,500                110
*St. Jude Medical, Inc.                      6,000                380
 St. Paul Cos., Inc.                        11,000                642
 Salomon, Inc.                              13,800                528
*Santa Fe Energy Resources, Inc.            11,771                112
 Santa Fe Pacific Gold Corp.                17,437                220
 Sara Lee Corp.                             63,700              1,895
 Schering-Plough Corp.                      51,700              2,663
 Schlumberger Ltd.                          32,400              2,114
 Scientific-Atlanta, Inc.                    9,800                165
 Scott Paper Co.                            20,000                970
 The Seagram Co. Ltd.                       49,700              1,783
 Sears, Roebuck & Co.                       52,200              1,925
 Service Corp. International                12,550                491
 Shared Medical Systems Corp.                3,000                125
 Shawmut National Corp.                     17,300                582
 Sherwin-Williams Co.                       11,200                392
*Shoney's Inc.                               5,300                 58

                                                                Market
                                                                 Value
                                              Shares            (000)+
----------------------------------------------------------------------
 Sigma Aldrich Corp.                           6,500      $       315
*Silicon Graphics, Inc.                       18,300              629
 Snap-On Inc.                                  5,700              217
 Sonat, Inc.                                  11,400              365
 Southern Co.                                 89,300            2,110
 Southwest Airlines Co.                       18,700              472
 Springs Industries Inc. Class A               2,300               90
 Sprint Corp.                                 45,900            1,607
 The Stanley Works                             5,900              256
 Stone Container Corp.                        11,810              224
 Stride Rite Corp.                             6,500               74
 Sun Co., Inc.                                11,867              306
*Sun Microsystems, Inc.                       12,300              775
 SunTrust Banks, Inc.                         16,300            1,078
 SuperValu Inc.                                9,400              276
 Sysco Corp.                                  24,100              657
 TJX Cos., Inc.                                9,600              114
 TRW, Inc.                                     8,500              632
*Tandem Computers, Inc.                       14,900              183
 Tandy Corp.                                   9,932              603
 Tektronix, Inc.                               3,800              224
*Tele-Communications Inc. Class A             87,700            1,535
 Teledyne Inc.                                 7,200              195
 Teledyne Inc. Pfd. 'E'                           72                1
*Tellabs, Inc.                                11,700              491
 Temple-Inland Inc.                            7,200              383
*Tenet Healthcare Corp.                       26,900              467
 Tenneco, Inc.                                23,900            1,105
 Texaco Inc.                                  34,600            2,236
 Texas Instruments, Inc.                      24,800            1,981
 Texas Utilities Co.                          30,066            1,049
 Textron, Inc.                                11,800              805
 Thomas & Betts Corp.                          2,500              162
 Time Warner, Inc.                            50,285            1,999
 Times Mirror Co. Class A                     17,400              500
 The Timkin Co.                                4,000              171
 Torchmark Corp.                               9,500              400
*Toys R Us, Inc.                              38,700            1,045
 Transamerica Corp.                            9,200              656
 Travelers Group Inc.                         43,648            2,319
 Tribune Co.                                   8,800              584
 Trinova Corp.                                 3,800              128
 Tyco International Ltd.                      10,800              680
 USX-Marathon Group                           39,900              788
 UST Inc.                                     26,900              770
 UNUM Corp.                                   10,000              528
 USF&G Corp.                                  12,800              248
 USX-U.S. Steel Group                          9,640              299
 Unilever NV ADR                              21,400            2,782
 Unicom Corp.                                 27,900              844
 Union Camp Corp.                              9,100              524
 Union Carbide Corp.                          20,300              807
 Union Electric Co.                           13,300              497
 Union Pacific Corp.                          27,400            1,815
*Unisys Corp.                                 22,300              176
 United Healthcare Corp.                      22,800            1,114
 U.S. Bancorp                                 13,050              369
*USAir Group, Inc.                             7,700               89
 U.S. Healthcare, Inc.                        20,900              739
 United States Surgical Corp.                  7,400              198
 U S West, Inc.                               63,230            2,980
 United Technologies Corp.                    16,600            1,467
 Unocal Corp.                                 32,400              923
 The Upjohn Co.                               22,600            1,009
 USLIFE Corp.                                  4,575              134
 VF Corp.                                      8,414              429
*Varity Corp.                                  5,780              257
*Viacom International Class B                 48,300            2,403
 WMX Technologies Inc.                        64,400            1,835
 Wachovia Corp.                               22,400              966
 Wal-Mart Stores, Inc.                       308,300            7,669
 Walgreen Co.                                 32,200              902
 Warner-Lambert Co.                           17,800            1,695
 Wells Fargo & Co.                             7,400            1,374
 Wendy's International, Inc.                  13,200              279
*Western Atlas Inc.                            6,900              327
 Westinghouse Electric Corp.                  46,300              695
 Westvaco Corp.                                8,800              402
 Weyerhaeuser Co.                             27,400            1,250
 Whirlpool Corp.                               9,800              566
 Whitman Corp.                                13,700              283
 Willamette Industries, Inc.                   7,400              494
 Williams Cos., Inc.                          13,800              538
 Winn Dixie Stores, Inc.                       9,700              578
 Woolworth Corp.                              17,300              272
 Worthington Industries, Inc.                 11,850              218
 Wrigley, (Wm.) Jr.                           15,200              768
 Xerox Corp.                                  14,416            1,937
 Yellow Corp.                                  3,700               50
*Zenith Electronics Corp.                      5,600               48
 Zurn Industries, Inc.                         1,600               41
----------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $392,903)                                              576,758
----------------------------------------------------------------------

                                                Face           Market
                                              Amount            Value
                                               (000)           (000)+
----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (28.5%)
----------------------------------------------------------------------
U.S. TREASURY BONDS
  6.25%, 8/15/23                          $  34,425       $   32,767
  7.125%, 2/15/23                            31,145           33,058
  7.25%, 8/15/22                             39,700           42,609
  7.50%, 11/15/16                             5,000            5,485
  7.50%, 11/15/24                            46,850           52,143
  7.625%, 11/15/22                           26,145           29,335
  8.00%, 11/15/21                            28,800           33,530
  8.125%, 8/15/19                            17,060           20,013
  8.125%, 5/15/21                            23,955           28,200
  8.125%, 8/15/21                            16,655           19,624
  8.50%, 2/15/20                              5,362            6,536
  8.75%, 5/15/20                             18,000           22,492
  8.75%, 8/15/20                             41,195           51,507
  8.875%, 2/15/19                            11,815           14,894
  9.125%, 5/15/18                            26,400           33,973
  9.875%, 11/15/15                            4,000            5,422
  10.625%, 8/15/15                           13,480           19,384
  11.25%, 2/15/15                             2,700            4,060
----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (Cost $421,168)                                             455,032
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (33.3%)
----------------------------------------------------------------------
U.S. TREASURY BILLS--Note E
  5.23%, 3/7/96                               6,740            6,580
  5.40%, 12/21/95                             2,255            2,227
  6.75%, 12/14/95                            11,060           10,941
COMMERCIAL PAPER
 Abbey National N.A. Corp.
    5.66%, 12/7/95                           30,900           30,558
 Asset Securitization
    Cooperative Corp.
    5.74%, 11/16/95                          30,000           29,780
 Banc One Corp.
    5.70%, 11/15/95                          15,000           14,887
 Ciesco L.P.
    5.70%, 10/31/95                          25,955           25,832
 R. R. Donnelly & Sons Inc.
    5.72%, 10/25/95                          33,600           33,472
 E.I. du Pont de Nemours & Co.
    5.70%, 12/6/95                           23,500           23,244
 Ford Motor Credit Co.
    5.68%, 12/8/95                           30,000           29,662
 General Electric Capital Corp.
    5.72%, 11/3/95                           30,000           29,843
 Merrill Lynch & Co., Inc.
    5.58%, 3/5/96                            40,000           39,005
 New Center Asset Trust Series
    A-1 5.71%, 12/5/95                       30,000           29,678
 Societe Generale N.A.
    5.65%, 3/18/96                           35,000           34,057
 Kingdom of Sweden
    5.64%, 3/25/96                           30,000           29,154
 Toronto Dominion Holdings
    5.70%, 12/8/95                            3,500            3,460
REPURCHASE AGREEMENT
 Collateralized by U.S.
    Government Obligations
    in a Pooled Cash
    Account 6.41%, 10/2/95                  157,962          157,962
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $530,468)                                             530,342
----------------------------------------------------------------------
TOTAL INVESTMENTS (98.0%)
 (Cost $1,344,539)                                         1,562,132
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.0%)
----------------------------------------------------------------------
Other Assets--Notes C and F                                  112,798
Liabilities--Note F                                          (81,551)
                                                              31,247
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 93,574,170 outstanding
    $0.001 par value shares
    (authorized 1,000,000,000 shares)                     $1,593,379
----------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     $17.03
======================================================================

+See Note A to Financial Statements.
*Non-Income Producing Security.
(1)The combined market value of common stocks and Standard & Poor's 500 Index futures contracts represents 69.5% of net assets. See Note E.
ADR--American Depository Receipt.


----------------------------------------------------------------------
AT SEPTEMBER 30, 1995
 NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                             Amount              Per
                                               (000)           Share
                                         -----------          ------
 Paid in Capital                          $1,291,235           $13.80
 Undistributed Net
  Investment Income                           26,018              .28
 Accumulated Net
  Realized Gains--Note E                      40,497              .43
 Unrealized Appreciation of
  Investments--Note E                        235,629             2.52
----------------------------------------------------------------------
NET ASSETS                                $1,593,379           $17.03
----------------------------------------------------------------------

                           STATEMENT OF OPERATIONS

                                                                                            Year Ended
                                                                                    September 30, 1995
                                                                                                 (000)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 INCOME
    Dividends........................................................                          $16,138
    Interest.........................................................                           46,617
------------------------------------------------------------------------------------------------------
         Total Income................................................                           62,755
------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fee--Note B
         Basic Fee...................................................      $ 1,954
         Performance Adjustment......................................         (131)              1,823
                                                                           --------
    The Vanguard Group--Note C
         Management and Administrative...............................        3,966
         Marketing and Distribution..................................          277               4,243
                                                                           --------
    Taxes (other than income taxes)..................................                              102
    Custodians' Fees.................................................                               45
    Auditing Fees....................................................                               18
    Shareholders' Reports............................................                               79
    Annual Meeting and Proxy Costs...................................                               20
    Directors' Fees and Expenses.....................................                                5
------------------------------------------------------------------------------------------------------
            Total Expenses...........................................                            6,335
------------------------------------------------------------------------------------------------------
                   Net Investment Income.............................                           56,420
------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold.......................................                           28,151
    Futures Contracts................................................                           24,131
------------------------------------------------------------------------------------------------------
         Realized Net Gain...........................................                           52,282
------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities............................................                          201,778
    Futures Contracts................................................                           18,036
------------------------------------------------------------------------------------------------------
         Change In Unrealized Appreciation (Depreciation)............                          219,814
------------------------------------------------------------------------------------------------------
                   Net Increase in Net Assets Resulting from Operations                       $328,516
======================================================================================================

                     STATEMENT OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED           Year Ended
                                                                            SEPTEMBER 30, 1995   September 30, 1994
                                                                                         (000)                (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
 Net Investment Income....................................................       $     56,420          $    42,155
 Realized Net Gain (Loss).................................................             52,282               (1,422)
 Change in Unrealized Appreciation (Depreciation).........................            219,814              (69,584)
-------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
          Resulting from Operations.......................................            328,516              (28,851)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
 Net Investment Income....................................................            (47,354)             (36,747)
 Realized Net Gain........................................................                 --              (38,500)
-------------------------------------------------------------------------------------------------------------------
     Total Distributions..................................................            (47,354)             (75,247)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
 Issued      -- Regular...................................................            304,494              296,504
             -- In Lieu of Cash Distributions.............................             42,720               71,439
             -- Exchange..................................................             82,738              225,157
 Redeemed    -- Regular...................................................           (103,356)            (193,927)
             -- Exchange..................................................           (134,375)            (178,431)
-------------------------------------------------------------------------------------------------------------------
     Net Increase from Capital Share Transactions.........................            192,221              220,742
-------------------------------------------------------------------------------------------------------------------
     Total Increase.......................................................            473,383              116,644
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year........................................................          1,119,996            1,003,352
-------------------------------------------------------------------------------------------------------------------
 End of Year (3)..........................................................       $  1,593,379          $ 1,119,996
===================================================================================================================
 (1) Distributions Per Share
     Net Investment Income................................................               $.57                 $.48
     Realized Net Gain....................................................                --                  $.53
-------------------------------------------------------------------------------------------------------------------
 (2) Shares Issued and Redeemed
     Issued...............................................................             25,633               36,017
     Issued in Lieu of Cash Distributions.................................              2,992                5,029
     Redeemed.............................................................            (16,349)             (26,278)
-------------------------------------------------------------------------------------------------------------------
                                                                                       12,276               14,768
-------------------------------------------------------------------------------------------------------------------
 (3) Undistributed Net Investment Income..................................       $     26,018          $    16,952
-------------------------------------------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

                                                                                      Year Ended September 30,
                                                                    ---------------------------------------------------------
For a Share Outstanding Throughout Each Year                           1995          1994        1993       1992        1991
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR. . . . . . . . . . . . . .        $13.78        $15.08      $13.79     $13.06      $10.93
                                                                    -------        ------     -------    -------     -------
INVESTMENT OPERATIONS
 Net Investment Income. . . . . . . . . . . . . . . . . . . .           .64           .52         .54        .61         .60
 Net Realized and Unrealized Gain
     (Loss) on Investments  . . . . . . . . . . . . . . . . .          3.18          (.81)       1.51        .90        2.28
                                                                    -------        ------     -------    -------     -------
          TOTAL FROM INVESTMENT OPERATIONS. . . . . . . . . .          3.82          (.29)       2.05       1.51        2.88
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income . . . . . . . . . . . .          (.57)         (.48)       (.59)      (.59)       (.62)
 Distributions from Realized Capital Gains. . . . . . . . . .           --           (.53)       (.17)      (.19)       (.13)
                                                                    -------        ------     -------    -------     -------
         TOTAL DISTRIBUTIONS. . . . . . . . . . . . . . . . .          (.57)        (1.01)       (.76)      (.78)       (.75)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR. . . . . . . . . . . . . . . . .        $17.03        $13.78      $15.08     $13.79      $13.06
=============================================================================================================================
TOTAL RETURN. . . . . . . . . . . . . . . . . . . . . . . . .       +28.57%        -2.05%     +15.41%    +12.16%     +27.32%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions). . . . . . . . . . . . . .        $1,593        $1,120      $1,003       $502        $265
Ratio of Expenses to Average Net Assets . . . . . . . . . . .           49%          .50%        .49%       .52%        .44%
Ratio of Net Investment Income to
 Average Net Assets . . . . . . . . . . . . . . . . . . . . .         4.41%         3.68%       4.07%      4.95%       5.28%
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . .           34%           51%         31%        18%         44%
-----------------------------------------------------------------------------------------------------------------------------

                        NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities not listed are valued at the latest quoted bid prices. Bonds and temporary cash investments acquired over sixty days to maturity, are valued utilizing the latest quoted bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of the agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

4. FUTURES: The Fund utilizes Standard & Poor's 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Fund may pay departing shareholders from its cash balance and reduce its futures position accordingly.

    The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of futures contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

B. Under the terms of a contract which expires July 31, 1996, the Fund pays Mellon Capital Management Corporation an advisory fee calculated at an annual percentage rate of average net assets. The basic fee thus computed is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500 Stock Index. For the year ended September 30, 1995, the advisory fee represented an effective annual rate of .15 of 1% of average net assets, before a decrease of $131,000 (.01 of 1%) based on performance.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At September 30, 1995, the Fund had contributed capital of $192,000 to Vanguard (included in Other Assets), representing 1.0% of Vanguard's capitalization. The Fund's officers and directors are also officers and directors of Vanguard.

D. During the year ended September 30, 1995, the Fund made purchases of $34,237,000 and sales of $158,534,000 of investment securities other than U.S. Government securities and temporary cash investments. Purchases and sales of U.S. Government securities were $340,789,000 and $519,457,000, respectively.

E. At September 30, 1995, unrealized appreciation for financial reporting and Federal income tax purposes aggregated $217,593,000, of which $221,520,000 related to appreciated securities and $3,927,000 related to depreciated securities.

At September 30, 1995, the aggregate settlement value of open Standard & Poor's 500 Index futures contracts expiring through March, 1996, and the market value of U.S. Treasury Bills deposited as initial margin for those contracts were $530,176,000, and $19,748,000, respectively. Unrealized appreciation related to open futures contracts of $18,036,000 is required to be treated as realized gain for tax purposes. After adjusting accumulated net realized gains of $40,497,000 for the unrealized appreciation on futures contracts, the Fund had $58,533,000 of tax basis capital gains available for distribution.

F. The market value of securities on loan to broker/dealers at September 30, 1995, was $77,157,000 for which the Fund has received as collateral cash of $31,064,000 and U.S. Treasury securities with a market value of $47,402,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral may be subject to legal proceedings.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Vanguard Asset Allocation Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
October 30, 1995

                         SPECIAL 1995 TAX INFORMATION



                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                    FOR VANGUARD ASSET ALLOCATION FUND, INC.

Corporate shareholders should note that for the fiscal year ended September 30, 1995, 20.4% of the investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                            DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                     IAN A. MACKINNON
Senior Vice President                   Senior Vice President
Information Technology                  Fixed Income Group

JEREMY G. DUFFIELD                      F. WILLIAM MCNABB III
Senior Vice President                   Senior Vice President
Planning & Development                  Institutional

JAMES H. GATELY                         Ralph K. Packard
Senior Vice President                   Senior Vice President
Individual Investor Group               Chief Financial Officer

                THE VANGUARD FAMILY OF FUNDS


                 EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
  U.S. Portfolio
Vanguard Convertible
  Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
  Global Equity Portfolio
  Global Asset Allocation Portfolio
  Capital Opportunity Portfolio
  Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio

                           INDEX FUNDS

Vanguard Index Trust
  500 Portfolio
  Total Stock Market Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Value Portfolio
  Small Capitalization Stock Portfolio
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
  Total Bond Market Portfolio
  Short-Term Bond Portfolio
  Intermediate-Term Bond Portfolio
  Long-Term Bond Portfolio
Vanguard International Equity
  Index Fund
  European Portfolio
  Pacific Portfolio
  Emerging Markets Portfolio



                        FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
  U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
  Money Market Portfolio
Vanguard State Tax-Free Funds
  Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
  Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)


INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund


                          [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.


                          Vanguard Financial Center
                       Valley Forge, Pennsylvania 19482

                           New Account Information:
                               1 (800) 662-7447

                        Shareholder Account Services:
                               1 (800) 662-2739

                                  Q780-9/95





ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet decimated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                                  [FIGURE 4]

                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle of the Nile"

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet and gloves and battleships in the background appear at the top of pages one through four.

A line chart of the Indexed Value (Standard & Poor's 500 Stock Index) of Vanguard Asset Allocation Fund for the fiscal years 1991 through 1995 appears at the upper left of page two.

Line charts illustrating cumulative performance between Vanguard Asset Allocation Fund, Standard & Poor's 500 Index and Average Asset Allocation Fund, average Annual Total Returns for the period November 3, 1988 to September 30, 1995 appear at the top of page three.

A running head featuring a cannon with battleships in the background appears at the top of page five.

A running head featuring ships wheel, rope and battleships in the background appears at the top of page six.

A running head featuring open log book, pen and battleships in the background appears at the top of pages seven through eighteen.

A running head featuring an hour glass, a compass, a telescope and battleships in the background appears at the top of page nineteen.

A running head featuring a sextant, a map and battleships in the background appears at the top of page twenty.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.